UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
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Date of report (Date of earliest event reported): April 1, 2021

EMPLOYERS HOLDINGS, INC.
(Exact Name of Registrant as Specified in its Charter)
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Nevada
(State or Other Jurisdiction of Incorporation)

001-33245			04-3850065
(Commission File Number)			(I.R.S. Employer Identification No.)

10375 Professional Circle
	Reno,	Nevada
(Address of Principal Executive Offices)

89521
(Zip Code)
Registrant’s telephone number including area code: (888) 682-6671
No change since last report
(Former Name or Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	EIG	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 - Corporate Governance and Management
Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;
        Compensatory Arrangements of Certain Officers.
Effective April 1, 2021, Employers Holdings, Inc. (the “Company”) appointed Mr. Christopher W. Laws as Executive Vice President, Chief Actuary. Mr. Laws succeeds Ms. Katherine H. Antonello, who was previously appointed President and Chief Executive Officer of the Company as of the same date.
Mr. Laws, age 37, joined the Company in February 2021 as Executive Vice President. Prior to joining the Company, Mr. Laws served over seven years at American International Group, Inc. (AIG) holding several leadership positions, most recently as the Chief Actuarial Administration Officer for AIG’s global general insurance business. From 2007 to Feb 2014, Mr. Laws served in a number of roles of increasing responsibility at the National Council on Compensation Insurance, Inc. (NCCI) in Boca Raton, Florida. Mr. Laws earned his B.A. in Mathematics at the University of Florida and is a fellow of the Casualty Actuarial Society and a member of the American Academy of Actuaries.
Under the terms of Mr. Laws offer of employment (the “Offer Letter”), Mr. Laws is entitled to receive an annual base salary of $335,000, subject to review and adjustment. In addition, under the terms of the Offer Letter, he will be eligible to participate in the Company’s annual executive plan and the Company’s long-term incentive plan effective for the 2021 calendar year. For 2021, his annual incentive target percentage will be 50% of his base salary. In addition, under the terms of the Offer Letter, Mr. Laws was granted a sign-on bonus equal to $125,000 paid in equal monthly installments over a one-year period.
Further, he will be entitled to those benefits and perquisites that the Company from time to time determines to offer. In connection with his Reno, Nevada relocation, Mr. Laws will be provided with relocation and moving benefits described in the Offer Letter, including, among other benefits, a tax gross-up capped at $45,000. Such relocation benefits expire December 31, 2021.
Mr. Laws does not have a family relationship with any of the officers or directors of the Company.
There are no related party transactions reportable under Item 5.02 of Form 8-K and Item 404(a) of Regulation S-K.
The foregoing description of the Offer Letter does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Offer Letter, a copy of which is filed as Exhibit 10.1 to this Current Report and incorporated by reference herein.

Section 9 – Financial Statements and Exhibits
Item 9.01.    Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Offer of Employment Letter dated December 8, 2020 from Employers Holdings, Inc. to Christopher W. Laws.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMPLOYERS HOLDINGS, INC.
Dated:	April 5, 2021	/s/ Lori A. Brown
Lori A. Brown
Executive Vice President, Chief
Legal Officer and General Counsel